SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2003

                   Bank of America Mortgage Securities, Inc.

                                  (Depositor)

North Carolina                333-56234-05                  80-0046597/Man
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates
                              Series 2001-b Trust

On May 25, 2003, The Bank of New York, as Trustee for Mortgage Pass-Through Certificates made a monthly distribution of principal and/or interest to the Holders of the Series 2001-b Trust. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of May 1, 2001 by and among Bank of America Mortgage Securities, Inc. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2001-b Trust relating to the Distribution Date of May 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2001-b Trust relating to the Distribution Date of May 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated May 25, 2003


                             Payment Date: 05/25/03


          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 2001-b Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    5.249000%             0.00          0.00            0.00       0.00       0.00
                        A2                  0.00    6.069000%             0.00          0.00            0.00       0.00       0.00
                        A3         91,949,470.95    6.165512%    13,549,384.53    434,492.59   13,983,877.12       0.00  37,937.08
                        AIO       106,466,613.71    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                ALR                 0.00    6.165512%             0.00          0.00            0.00       0.00       0.00
                        AR                  0.00    6.165512%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,599,983.78    6.165512%       385,560.04     26,461.83      412,021.87       0.00   2,310.48
                        B2          3,318,038.69    6.165512%       228,447.65     15,678.86      244,126.51       0.00   1,368.98
                        B3          2,281,393.10    6.165512%       157,074.38     10,780.36      167,854.74       0.00     941.27
                        B4          1,036,645.59    6.165512%        71,373.26      4,898.50       76,271.77       0.00     427.71
                        B5          1,037,197.59    6.165512%        71,411.27      4,901.11       76,312.38       0.00     427.93
                        B6          1,243,884.02    6.165512%        85,641.65      5,877.78       91,519.43  46,896.58     513.21
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        106,466,613.71     -           14,548,892.78    503,091.04   15,051,983.82  46,896.58  43,926.66
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2                  0.00              0.00
                                A3         78,400,086.41         37,937.08
                                AIO        91,870,824.34              0.00
Residual                        ALR                 0.00              0.00
                                AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,214,423.74          2,310.48
                                B2          3,089,591.04          1,368.98
                                B3          2,124,318.71            941.27
                                B4            965,272.33            427.71
                                B5            965,786.32            427.93
                                B6          1,111,345.79            513.21
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         91,870,824.34         43,926.66
--------------------------------------------------------------------------------

                             Payment Date: 05/25/03


          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 2001-b Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     5.249000% 060506ZJ4     0.000000      0.000000      0.000000
                           A2              0.00     6.069000% 060506ZK1     0.000000      0.000000      0.000000
                           A3     91,949,470.95     6.165512% 060506ZL9    60.004272      1.924177    347.199539
                           AIO   106,466,613.71     0.000000% 060506ZM7     0.000000      0.000000    122.261833
Residual                   ALR             0.00     6.165512%               0.000000      0.000000      0.000000
                           AR              0.00     6.165512%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,599,983.78     6.165512% 060506ZQ8    38.004932      2.608362    513.989526
                           B2      3,318,038.69     6.165512% 060506ZR6    38.004932      2.608362    513.989526
                           B3      2,281,393.10     6.165512% 060506ZS4    38.004932      2.608362    513.989526
                           B4      1,036,645.59     6.165512% 060506ZT2    38.004932      2.608362    513.989526
                           B5      1,037,197.59     6.165512% 060506ZU9    38.004932      2.608362    513.989526
                           B6      1,243,884.02     6.165512% 060506ZV7    37.982693      2.606836    492.889890
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     106,466,613.71       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 2001-b Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        91,870,823.41    91,870,823.41
Loan count                    209              209
Avg loan rate           6.911512%             6.91
Prepay amount       14,107,460.46    14,107,460.46

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees               177.44           177.44


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses         46,896.58        46,896.58
Cumulative losses       47,956.30        47,956.30

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       2,832,444.31     2,832,444.31


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           87.221864%           100.000000%             91,949,470.95
   -----------------------------------------------------------------------------
   Junior           12.778136%             0.000000%             13,470,737.93
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                 2,326,335.27
60 to 89 days                           2                   798,130.94
90 or more                              1                   440,186.95
Foreclosure                             2                   634,503.10

Totals:                                10                 4,199,156.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                952,113.21
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           15,051,983.82         15,051,983.82
Principal remittance amount           14,548,892.78         14,548,892.78
Interest remittance amount               503,091.04            503,091.04